Exhibit 10.1
Execution Copy
CONSENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT
     THIS CONSENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 15, 2007 by and among COMSYS SERVICES LLC, a Delaware limited liability company (“COMSYS Services”), COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation (“COMSYS IT”), PURE SOLUTIONS, INC., a California corporation (“Pure Solutions”; COMSYS Services, COMSYS IT and Pure Solutions are referred to herein each individually as a “Borrower” and collectively as the “Borrowers”), COMSYS IT PARTNERS, INC., a Delaware corporation (“Holdings”), PFI LLC, a Delaware limited liability company (“PFI”), COMSYS IT CANADA, INC., a North Carolina corporation (“COMSYS Canada”), COMSYS Services, acting in its capacity as borrowing agent and funds administrator for the Borrowers (in such capacity, the “Funds Administrator”), the financial institutions from time to time parties thereto (the “Lenders”), MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., individually as a Lender, as administrative agent (the “Agent”), Sole Bookrunner and Sole Lead Arranger, ING CAPITAL LLC, as co-documentation agent and as a Lender, ALLIED IRISH BANKS PLC, as co-documentation agent and as a Lender, BMO CAPITAL MARKETS FINANCING, INC. (individually, “BMO”), as co-documentation agent (together with ING Capital LLC and Allied Irish Banks PLC, the “Co-Documentation Agents”) and as a Lender, and GMAC COMMERCIAL FINANCE LLC, as syndication agent (the “Syndication Agent”) and as a Lender.
W I T N E S S E T H:
     WHEREAS, the Borrowers, Holdings, PFI, COMSYS Canada, the Agent, the Co-Documentation Agents, the Syndication Agent and each Lender are parties to that certain Credit Agreement dated as of December 14, 2005 (as the same has been and may hereinafter be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”);
     WHEREAS, on the Closing Date, Holdings owns 4,251,368 shares of the common stock of Econometrix, Inc., a California corporation (“Econometrix Inc.”);
     WHERAS, the Borrowers have requested that the Agent and the Lenders (a) consent to (i) (x) the formation by Holdings of COMSYS Mergeco LLC, a Delaware limited liability company and a wholly-owned Subsidiary of Holdings (“MergerCo”) and (y) the merger of Econometrix Inc. with and into MergerCo, with MergerCo as the surviving entity and a wholly-owned Subsidiary of Holdings (collectively with the formation of MergerCo, the “Acquisition”) and (ii) the change of the legal name of MergerCo from “COMSYS Mergeco LLC” to “Econometrix, LLC” following the consummation of the Acquisition, which shall be filed with the Secretary of State of Delaware after the Fourth Amendment Effective Date (the “Econometrix Name Change”; MergerCo, following the consummation of the Acquisition shall be referred to herein as “Econometrix”) and (b) amend the Credit Agreement as hereinafter set forth; and
     WHEREAS, the Agent and the Lenders agree to accommodate such requests of the Credit Parties, on the terms and subject to the conditions herein set forth.

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:
     1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended by this Amendment.
     2. Amendments. Effective as of the date of the Acquisition, upon satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is amended as set forth in this Section 2:
     (a) Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined terms and their respective definitions in the correct alphabetical order:
“Econometrix” means prior to the consummation of the Econometrix Name Change, COMSYS Mergeco LLC, a Delaware limited liability company and following the consummation of the Econometrix Name Change, Econometrix, LLC, a Delaware limited liability company.
“Econometrix Name Change” means the change of the legal name of COMSYS Mergeco LLC to Econometrix, LLC, which shall be filed with the Secretary of State of the State of Delaware after the Fourth Amendment Effective Date.
“Fourth Amendment” means that certain Consent and Fourth Amendment to Credit Agreement dated as of the Fourth Amendment Effective Date by and among the Borrowers and certain other Credit Parties, the Agent, the Co-Documentation Agents, the Syndication Agent and the Lenders.
“Fourth Amendment Effective Date” means March 15, 2007.
“Restricted Econometrix Account” means account number 058-8468702 maintained by Econometrix at Wells Fargo Bank.
     (b) Section 1.1. Section 1.1 of the Credit Agreement is hereby further amended by substituting the following definition of the term “Credit Party” set forth below in lieu of the current version of such definition contained in Section 1.1 of the Credit Agreement:
“Credit Party” means Holdings, PFI, each Borrower, COMSYS Canada, Econometrix and each of their respective Subsidiaries.
     (c) Section 3.4. Section 3.4 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“Section 3.4 Capitalization.
     The authorized equity securities of each of the Credit Parties as of the Closing Date is as set forth on the Information Certificate. All issued and outstanding equity securities of each of the Credit Parties are duly authorized and validly issued, fully paid, nonassessable, and, solely with respect to the equity securities of PFI, each Borrower, COMSYS Canada, Econometrix and each of their respective Subsidiaries, free and clear of all Liens other than those in favor of Agent for the benefit of Agent and Lenders and other Liens permitted pursuant to Section 5.2(d), and all such equity securities of each Credit Party were issued in compliance with all applicable state, federal and foreign laws concerning the issuance of securities. The identity of the holders of the equity securities of each of the Credit Parties and the percentage of their fully-diluted ownership of the equity securities of each of the Credit Parties as of the Closing Date is set forth on the Information Certificate. Holdings owns all of the issued and outstanding equity securities of COMSYS IT, Econometrix and PFI. COMSYS IT owns all of the issued and outstanding equity securities of COMSYS Services, Pure Solutions and COMSYS Limited. COMSYS Services owns all of the issued and outstanding equity securities of COMSYS Canada. No shares of the capital stock or other equity securities of any Credit Party, other than those described above, are issued and outstanding. Except as set forth on the Information Certificate, as of the Closing Date there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Credit Party of any equity securities of any such entity.”
     (d) Section 5.8(j). Section 5.8(j) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“Investments of Holdings (to the extent owned by Holdings on the Closing Date or, with respect to clause (i) hereof, on the Fourth Amendment Effective Date) in the capital stock or other equity securities of (i) Econometrix, (ii) AutoHire Development, Inc. and (iii) PFI, provided, in each case, all of the outstanding capital stock or other equity interests of any such Person owned by Holdings has been pledged to Agent;”
     (e) Section 6.1(d). Section 6.1(d) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“(d) Each Credit Party (other than Foreign Subsidiaries) shall establish and maintain, at its sole expense, and shall cause each Subsidiary to establish and maintain, at its sole expense, blocked accounts or lockboxes and related blocked accounts (in either case, “Blocked Accounts”), as Agent may reasonably specify, with such banks as are reasonably acceptable to Agent into which such Credit Party and its Subsidiaries shall promptly deposit and direct their respective Account Debtors to directly remit all payments on Accounts and all payments constituting proceeds of Collateral in the identical form in which such payments are made, whether by cash, check or other manner. Each Credit Party shall deliver, or cause to be delivered, to Agent a Deposit Account Control Agreement duly authorized, executed and delivered by each bank where a Blocked Account for the benefit of such Credit Party or any of its Subsidiaries is maintained, and by each bank where any other Deposit Account is from time to time maintained. Each Credit Party shall further execute and deliver, and shall cause each of its

Subsidiaries to execute and deliver, such agreements and documents as Agent may reasonably require in connection with such Blocked Accounts, Deposit Accounts and such Deposit Account Control Agreements. Without limiting the provisions of Section 5.15, no Credit Party shall establish, and no Credit Party (other than a Foreign Subsidiary) shall cause or permit any of its Subsidiaries to establish, any Deposit Accounts not existing as of the Closing Date, unless such Credit Party or its Subsidiaries (as applicable) have complied in full with the provisions of this Section 6.1 with respect to such Deposit Accounts. Each Credit Party agrees that all payments made to such Blocked Accounts or other funds received and collected by Agent or any Lender, whether in respect of the Accounts, as proceeds of Collateral or otherwise shall be treated as payments to Agent and Lenders in respect of the Obligations and therefore shall constitute the property of Agent and Lenders to the extent of the then outstanding Obligations. The foregoing and anything contained in any Financing Document to the contrary notwithstanding, (i) the Credit Parties shall not be required to deliver any such Deposit Account Control Agreements in respect of (A) any “Payroll Account” or “Payroll Tax Account” (in each case, as defined on the Bank Account Schedule to the Information Certificate) each maintained at Wachovia Bank, National Association; provided, that, the Credit Parties shall not, and shall not cause or permit any of their respective Subsidiaries to, deposit or maintain funds in such account other than funds deposited therein in the ordinary course of business for purposes of funding current payroll liabilities, (B) the “Benefit Accounts” (as defined on the Bank Account Schedule to the Information Certificate) and the “Pre Tax Parking Account” (as defined on the Bank Account Schedule to the Information Certificate) maintained at Wachovia Bank, National Association; provided, that, in each case, the Credit Parties shall not, and shall not cause or permit any of their respective Subsidiaries to, deposit or maintain funds in such accounts other than funds deposited therein at the direction of such Credit Party’s employees to be held therein for the benefit of the employees of such Credit Party and the Credit Parties will at no time deposit any of their own assets into such accounts, (C) any other Restricted Account; provided, that the Credit Parties shall not, and shall not cause or permit any of their respective Subsidiaries to, deposit or maintain funds in such Restricted Accounts other than funds deposited therein in the ordinary course of business for funding current liabilities, and (D) the Restricted Econometrix Account; provided, that, the aggregate amount of cash and other amounts in the Restricted Econometrix Account shall at no time exceed $250,000 and (ii) the Credit Parties shall, within the time periods set forth in Section 4 of the Third Amendment, be required to deliver Deposit Account Control Agreements that require only springing dominion control over each Restricted Canadian Account and such agreements shall not require the depository banks where such Restricted Canadian Accounts are maintained to wire, or otherwise transfer all funds received or deposited into any Restricted Canadian Account to the Payment Account of the Agent; provided, that the Credit Parties shall not, and shall not cause or permit any of their respective Subsidiaries to, deposit or maintain funds (other than Vendor Management Funds) in excess of $2,000,000 in the aggregate in all Restricted Canadian Accounts at any time, and in the event the aggregate amount of funds (other than Vendor Management Funds) maintained in such Restricted Canadian Accounts is in excess of the foregoing limitation, the Credit Parties shall, within five (5) Business Days, transfer such excess to Account Number 001/2000022986605 maintained at Wachovia Bank, National Association. At no time shall any Credit Party or any of its Subsidiaries deposit, or permit or direct any Account Debtor or any other Person (other than Agent) to deposit, funds directly into any account maintained by any Credit Party other than the “Depository Accounts,” and/or the “Lockboxes” maintained at Wachovia Bank, National Association (in each case, as defined in the Information Certificate).”
     (f) Section 9.1. Section 9.1(j) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“(j) (1) any person or group of persons (within the meaning of the Securities Exchange Act of 1934) (other than Wachovia Investors, Inc. and its Affiliates) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of fifty percent (50%) or more of the issued and outstanding shares of capital stock of Holdings having the right to vote for the election of the directors of Holdings under ordinary circumstances, (2) Holdings shall cease to directly own and control one hundred percent (100%) of each class of the outstanding equity interests of COMSYS IT, Econometrix and PFI, (3) COMSYS IT shall cease to directly own and control one hundred percent (100%) of the equity interests of COMSYS Services, Pure Solutions and COMSYS Limited, (4) COMSYS Services shall cease to directly own and control one hundred percent (100%) of the equity interests of COMSYS Canada, (5) each Borrower shall cease to, directly or indirectly, own and control one hundred percent (100%) of each class of the outstanding equity interests of each Subsidiary of such Borrower (except, with respect to clauses (2), (3), (4) and (5), to the extent permitted in Section 5.7(a)), (6) any “Change in Ownership,” “Fundamental Change,” or terms of similar import occurs under the Holdings Certificate of Designations, or (7) a period of ninety (90) consecutive days shall have elapsed during which Larry L. Enterline shall cease to be the chairman of the board, chief executive officer or president of each Credit Party for any reason unless prior to the expiration of such time, a replacement reasonably satisfactory to Agent shall have been appointed and employed, or”
     3. Consents.
     (i) Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 4 hereof, and in reliance upon the representations and warranties of the Credit Parties set forth in the Credit Agreement and in this Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Financing Document, the Agent and the Lenders signatory hereto consent to the Acquisition and the Econometrix Name Change and agree and acknowledge that the Acquisition shall constitute an Investment permitted under Section 5.8 of the Credit Agreement (without reliance upon Section 5.8(l) of the Credit Agreement); provided, that the foregoing consents are conditioned on the Borrowers’ delivery to Agent of (A) evidence that Econometrix has closed account number 858-6284286 maintained at Wells Fargo Bank within ten (10) Business Days following the Fourth Amendment Effective Date and (B) the following documents no later than thirty (30) days following the Fourth Amendment Effective Date: (i) a guaranty by Econometrix (the “Econometrix Guaranty”) whereby Econometrix shall guaranty all Obligations of the Borrowers under the Credit

Agreement, (ii) a Joinder to Credit Agreement and Information Certificate whereby Econometrix shall become a “Credit Party” under the Credit Agreement, (iii) a pledge amendment whereby Holdings shall pledge one hundred percent of the capital stock of Econometrix to the Agent, for the benefit of the Lenders, together with all stock certificates of Econometrix, assignments separate from certificate, proxies and other documents as the Agent reasonably shall request, pursuant to which the Agent shall have received, for the benefit of the Lenders, a first priority security interest in all of the issued and outstanding capital stock of Econometrix, (iv) a security agreement executed by Econometrix securing all of its obligations under the Econometrix Guaranty, (v) a certificate of the Secretary of Econometrix certifying: (A) the names and true signatures of the officers of Econometrix authorized to execute, deliver and perform all obligations under the Financing Documents to which it is a party; (B) copies of the resolutions of the board of directors or other governing body of Econometrix approving and authorizing the execution, delivery and performance, as applicable, of all other documents, instruments or agreements to be executed or delivered in connection herewith; and (C) the Organizational Documents of Econometrix which, if applicable, shall be certified by the Secretary of State of Delaware as of a recent date, (vi) evidence that (a) Econometrix has in place, with financially sound and reputable insurers, public liability and property damage insurance with respect to its business and properties against loss or damage of the kinds customarily carried or maintained by Persons of established reputation engaged in similar businesses and in commercially reasonable amounts and (b) pursuant to endorsements and/or assignments in form and substance satisfactory to the Agent, (x) the Agent has been named as lender’s loss payee, for its benefit and the benefit of the Lenders, in the case of casualty insurance, and (y) the Agent and each of the Lenders have been named as additional insureds in the case of all liability insurance and (vii) all other agreements, instruments and documents as the Agent may reasonably request, including, without limitation, certified copies of all documents executed in connection with the Acquisition and a legal opinion by Econometrix’s counsel, and the Borrowers shall take such additional actions as the Agent may reasonably require in order (A) to carry out more effectively the purposes of the Credit Agreement and the other Financing Documents, (B) to subject to the Liens created by any of the Security Documents any of the properties, rights or interests covered by any of the Security Documents, (C) to perfect and maintain the validity, effectiveness and priority of any of the Security Documents and the Liens intended to be created thereby, and (D) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Lenders the rights granted or intended to be granted to the Agent and the Lenders under any Financing Document or under any other document executed in connection therewith.
     (ii) Effective as of the date hereof and notwithstanding anything to the contrary contained in the Credit Agreement, including without limitation, subsection 4.1(v) thereof, upon satisfaction of the conditions precedent set forth in Section 4 hereof, Agent and the Lenders signatory hereto hereby waive any Event of Default that has occurred prior to the date hereof as a result of Borrowers having failed to deliver to Agent, not less than five (5) days prior to the making of the payment in respect of the PS Year One Earnout, copies of certificates evidencing calculation of all amounts owing in respect of such PS Earnout in accordance with subsection 4.1(v) of the Credit Agreement.
     (iii) Effective as of the date hereof and notwithstanding anything to the contrary contained in the Credit Agreement, including without limitation, subsection 6.1(d) thereof, upon satisfaction of the conditions precedent set forth in Section 4 hereof, Agent and the Lenders signatory hereto hereby agree to grant an extension of the delivery date for the Deposit Account

Control Agreements relating to the Restricted Canadian Accounts from thirty (30) days following the Third Amendment Effective Date to thirty (30) days following the Fourth Amendment Effective Date and waive any Event of Default that has occurred prior to the date hereof as a result of Borrowers having failed to deliver to Agent such Deposit Account Control Agreements on or prior to the thirtieth (30th) day following the Third Amendment Effective Date.
     4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)	delivery to the Agent of this Amendment executed by each Credit Party that is a party hereto, the Agent and the Lenders in form and substance reasonably satisfactory to the Agent;

(b)	receipt and satisfactory review by Agent of all financial information with respect to Econometrix that Agent shall reasonably request;

(c)	the truth and accuracy of the representations and warranties contained in Section 5 hereof; and

(d)	no Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.
     5. Representations and Warranties. Each Credit Party that is a party hereto hereby represents and warrants to the Agent and each Lender as follows:
(a)	the representations and warranties of the Borrowers and the other Credit Parties contained in the Financing Documents are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty (i) relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date or (ii) is qualified by materiality or has Material Adverse Effect qualifiers, in which case, such representations and warranties shall be true and correct in all respects;

(b)	the execution, delivery and performance by such Credit Party of this Amendment are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official (other than (i) routine corporate, tax, ERISA, intellectual property, environmental filings and other filings from time to time necessary in connection with the conduct of such Credit Party’s business in the ordinary course, and (ii) recordings and filings in connection with the Liens granted to the Agent under the Financing Documents) and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the Organizational Documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon it, except for such failures to file, violations, conflicts, breaches or defaults as could not reasonably be expected to have a Material Adverse Effect;

(c)	this Amendment constitutes the valid and binding obligation of the Credit Parties that are parties hereto, enforceable against such Persons in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to the enforcement of creditor’s rights generally and by general equitable principles; and

(d)	after giving effect to this Amendment, no Default or Event of Default exists or will result from the consummation of the Acquisition.
     6. No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Financing Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Financing Documents. Except as amended or consented to hereby, the Credit Agreement and other Financing Documents remain unmodified and in full force and effect. All references in the Financing Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby.
     7. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     8. Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.
     9. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH CREDIT PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO THE AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PERSON BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED C/O THE FUNDS ADMINISTRATOR AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
     10. WAIVER OF JURY TRIAL. EACH CREDIT PARTY, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL

BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
     11. Counterparts; Integration. This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
     12. Reaffirmation. Each of the Credit Parties that is a party hereto, as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Financing Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Financing Document as security for or otherwise guaranteed the Borrowers’ Obligations under or with respect to the Financing Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Financing Documents remains in full force and effect and is hereby ratified and reaffirmed, subject to the amendments, consents and waivers set forth herein. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders or constitute a waiver of any provision of any of the Financing Documents (except as expressly set forth herein) or serve to effect a novation of the Obligations.
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signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

BORROWERS:

COMSYS SERVICES LLC, a Delaware limited liability company, as the Funds Administrator and as a Borrower

By:
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation, as a Borrower

By:
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

PURE SOLUTIONS, INC., a Delaware corporation, as a Borrower

By:
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development
Consent and Fourth Amendment to Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

OTHER CREDIT PARTIES:

COMSYS IT PARTNERS, INC., a Delaware corporation

By:
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

PFI LLC, a Delaware limited liability company

By:
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

COMSYS IT CANADA, INC., a North Carolina corporation

By:
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development
Consent and Fourth Amendment to Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

AGENT AND LENDER:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Agent and a Lender

By:

Name:	Scott E. Gast
Title:	Vice President
Consent and Fourth Amendment to Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS:

CF BLACKBURN LLC

By:	GMAC Commercial Finance LLC (Servicer), as Syndication Agent and as a Lender

By:

	Name:	Thomas Brent
	Title:	Director

ING CAPITAL LLC, as Co-Documentation Agent and as a Lender

By:

Name:	Daryn K. Venéy
Title:	Vice President

ALLIED IRISH BANKS PLC, as Co-Documentation Agent and as a Lender

By:

Name:

Title:

By:

Name:

Title:

NORTH FORK BUSINESS CAPITAL CORPORATION, as a Lender

By:

Name:

Title:

Consent and Fourth Amendment to Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS (CONT.):

AIB DEBT MANAGEMENT, LIMITED, as a Lender

By:

Name:

Title:

By:

Name:

Title:

BMO CAPITAL MARKETS FINANCING, INC., as a Lender

By:

Name:

Title:

Consent and Fourth Amendment to Credit Agreement
(COMSYS)